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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 10, 2002

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          Delaware                   333-81236                   56-2088493
          --------                   ---------                   ----------
(STATE OR OTHER JURISDICTION        (COMMISSION               (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)

6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                          92618
-------------------------                                          -----
  (ADDRESS OF PRINCIPAL                                          (ZIP CODE)
   EXECUTIVE OFFICES)


Registrants telephone number, including area code, is (704) 365-0569.








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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of December 1, 2002 among ACE Securities Corp., as seller, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and Bank One, National Association, as trustee.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 10, 2002

                                                     ACE SECURITIES CORP.


                                                     By: /s/ Douglas K. Johnson
                                                         ----------------------
                                                     Name:   Douglas K. Johnson
                                                     Title:  President

                                                     By: /s/ Evelyn Echevarria
                                                         ----------------------
                                                     Name:   Evelyn Echevarria
                                                     Title:  Vice President

                                  EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement

                                    EXHIBIT 1